UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2010
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DANKA BUSINESS SYSTEMS PLC
(Exact name of registrant as specified in its charter)
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England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 1st Avenue South		8 Salisbury Square
Suite 305	and	London EC4Y 8BB England
St. Petersburg, Florida 33701
(Addresses of principal executive offices)

Registrant’s telephone number, including area code:
(727) 825-3960 in the United States
44-207-694-1826 in the United Kingdom

Masters House
107 Hammersmith Road
London W14 0QH England
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 18, 2010, the joint liquidators of Danka Business Systems PLC (in members’ voluntary liquidation) (“Danka”) issued its Annual Report to Shareholders in the United Kingdom.

The Annual Report to Shareholders is attached as Exhibit 99.1 hereto and is incorporated by reference.

ITEM 9.01 Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Annual Report to Shareholders issued in the United Kingdom dated May 18, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2010	DANKA BUSINESS SYSTEMS PLC
By: \ s\ Jeremy Spratt
Name: Jeremy Spratt Title: Joint Liquidator